===============================================================================
-------------------------------------------------------------------------------

                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 13, 1996
                DATE OF EARLIEST EVENT REPORTED: OCTOBER 24, 1996



                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)



               MICHIGAN                               38-2383282
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
         incorporation)



   1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                       02154
    (Address of principal executive offices)                        (Zip Code)


                                  617-466-6611
              (Registrant's telephone number, including area code)





-------------------------------------------------------------------------------
===============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 24, 1996, Primark Corporation (the "Company") and Primark Information Services UK Limited, a wholly owned subsidiary of the Company, acquired the entire equity interest of ICV Limited, pursuant to the terms of an Agreement for sale/purchase of the issued share capital of ICV Limited, between D. Taylor Esq. and others, Primark Information Services UK Limited and the Company. The total purchase price of $92,207,000 consisted of $23,987,000 in cash, 2,200,000 shares of Primark common stock and $8,250,000 in six year notes (the "ICV notes"), issued by the Company to the sellers. The ICV notes require interest to be paid at LIBOR adjusted quarterly. The total consideration paid was determined based upon arms length negotiations between the Company and the sellers.

Headquartered in London, ICV supplies a variety of real-time data and news products to equity traders and investors in London and throughout the United Kingdom. The company also provides computer and communications facilities management services and sells turnkey electronic wall display systems for use on exchange floors and in financial dealing rooms. ICV's revenues for the year ended December 31, 1995 were approximately $40,100,000.

In connection with the purchase the Company entered into a $10,250,000 Credit Agreement dated October 23, 1996 between, among others, the Company and Mellon Bank, N.A. Pursuant to the terms of such Credit Agreement, Mellon Bank issued, for the account of the Company, standby letters of credit which are used solely to provide credit enhancement for the payment of the ICV Notes.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired:

In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this item 7(a) shall be filed by amendment to this Form 8-K as soon as practicable but no later than January 7, 1997.

(b)   Pro Forma Financial Information:

In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this item 7(b) shall be filed by amendment to this Form 8-K as soon as practicable but no later than January 7, 1997.

(c)   Exhibits:

      Exhibit
      Number    Description of Document
      -------   -----------------------

          2-1 Agreement for sale/purchase of the issued share capital of ICV Limited, between D. Taylor Esq. and others, Primark Information Services UK Limited and Primark Corporation dated October 24, 1996

         10-1 Credit Agreement dated as of October 23, 1996 between Primark Corporation, Lenders Parties, and Mellon Bank, N.A.

         99-1   Press Release dated October 24, 1996

----------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     PRIMARK CORPORATION


Date: November 13, 1996              By: /s/ STEPHEN H. CURRAN
                                     -------------------------------------
                                     Stephen H. Curran
                                     Senior Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer)